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                                WM Group of Funds
                      Supplement dated June 17, 2005 to the
                         Prospectus dated March 1, 2005


                              California Money Fund


The Board of Trustees has approved the liquidation of the California Money Fund (the "Fund") subject to shareholder approval at a meeting of shareholders currently expected to be held in the fourth quarter of 2005. If approved by shareholders, the Fund will cease operations and be liquidated shortly following the shareholder meeting. After October 25, 2005, shares of the Funds will no longer be offered for sale and investors may no longer purchase shares of the Funds, other than through reinvested dividends and other distributions. Shareholders of record, as of a date yet to be determined, will receive proxy materials and voting instructions in advance of the shareholder meeting.





                          Tax-Exempt Money Market Fund


The Board of Trustees has approved the liquidation of the Tax-Exempt Money Market Fund (the "Fund"). The Fund will cease operations and be liquidated on or about October 28, 2005. After October 25, 2005, shares of the Fund will no longer be offered for sale and investors may no longer purchase shares of the Funds, other than through reinvested dividends and other distributions.
















    PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.











                                                                     MMSUPP 6/05